RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO:

CHEVRON U.S.A. INC.

9525 Camino Media
Bakersfield, California 93311
Attention: Land Manager

MAIL TAX STATEMENTS TO:

Daybreak Oil and Gas, Inc.
1414 South Friendswood Drive, suite 215
Friendswood, Texas 77546
Attn: James Westmoreland

ASSIGNMENT OF OIL AND GAS LEASES

AND AGREEMENTS

CHEVRON U.S.A. INC., a Pennsylvania corporation ("Assignor") and DAYBREAK OIL AND GAS, INC., AND SAN JOAQUIN INVESTMENTS, INC. ("Assignees"), agree as follows:

A.

Assignment. For valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns to Assignees, in the proportionate amounts set forth herein, all of Assignor's rights (to the extent transferable) and delegates to Assignees performance of all of Assignor’s obligations under the oil and gas leases and the Operating Agreement described in Schedule “A” attached hereto (the "Leases and Agreement"). Assignees accept the foregoing assignment and assumes and agrees to perform all of Assignor’s obligations under the Leases. This assignment and assumption is subject to all other matters appearing of record or that can be ascertained by an inspection of the property to which such Leases and Agreement apply (the “Property”). ASSIGNOR MAKES NO WARRANTIES, WHETHER EXPRESS OR IMPLIED, IN FACT OR BY LAW, AND WHETHER OF MERCHANTABILITY, FITNESS FOR ANY PURPOSE OR ANY OTHER KIND.

Daybreak Oil and Gas, Inc.	33.33%
San Joaquin Investments, Inc.	66.67%

B.

Asset Sale and Purchase Agreement. This Assignment is subject to that certain Asset Sale and Purchase Agreement by and between Assignor and                   dated effective July 1, 2010. In case of any conflict between the terms and provisions of the Asset Sale and Purchase Agreement and the terms and provisions of this Assignment, the terms and provisions of the Asset Sale and Purchase Agreement shall prevail. Notwithstanding the foregoing, third parties may rely upon this Assignment for the description of the Assets conveyed.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of July 1, 2010.

ASSIGNOR: CHEVRON U.S.A. INC.		ASSIGNEES: DAYBREAK OIL AND GAS, INC.
By:	/s/ Lewis F. Bogan	By	/s/ James F. Westmoreland
	Assistant Secretary	Title	President and Chief Executive Officer

SAN JOAQUIN INVESTMENTS, INC.
		By	/s/
		Title	President